                                                                    Exhibit 99.1

                      $485,000,000 Offered (approximate)


                [LOGO OF CONSECO FINANCE SECURITIZATIONS CORP.]




                     Conseco Finance Securitizations Corp.

                                    Seller



                             Conseco Finance Corp.

                                   Servicer




         Certificates for Manufactured Housing Contracts Series 2001-2

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in light of the same warnings, lack of assurance, and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Neither Lehman Brothers Inc., nor any of its affiliates, make any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any descriptions of the securities or underlying assets, the information contained in the Offering Document).

                           Conseco Finance Certificates for Manufactured Housing
Lehman Brothers            Contracts, Series 2001-2
--------------------------------------------------------------------------------

                        TERM SHEET DATED June 11, 2001

                     Conseco Finance Securitizations Corp.
                         Certificates for Manufactured
                       Housing Contracts, Series 2001-2
                          $485,000,000 (Approximate)

                              Subject to Revision



Seller                       Conseco Finance Securitizations Corp.

Servicer                     Conseco Finance Corp.

Trustee                      U.S. Bank National Association, St. Paul, MN

Underwriters                 Lehman Brothers (lead),
                             Banc One Capital Markets, Inc. (co-manager),
                             Credit Suisse First Boston (co-manager),
                             Merrill Lynch (co-manager).

Class A Surety Provider      AMBAC Assurance Corporation



     OFFERED CERTIFICATES/(1)/:

   ------------------------------------------------------------------------------------------------------------------------
                                                     Ratings (S&P/                 WAL at            Final Maturity at
                             Amount                  Moody's/Fitch)               175% MHP                175% MHP
   ------------------------------------------------------------------------------------------------------------------------
    To Call

          A/(2)/             402,500,000.00           AAA/Aaa/AAA                   6.32                 09/2018
          A-IO/(3)/          100,000,000.00/(4)/      AAA/Aaa/AAA                   4.39                 04/2007
          M-1                 31,250,000.00            AA/Aa2/AA                   10.25                 09/2018
          M-2                 25,750,000.00             A/A2/A+                    10.25                 09/2018
          B-1                 25,500,000.00          BBB/Baa2/BBB                   6.46                 12/2010

     To Maturity

          A/(2)/             402,500,000.00          AAA/Aaa/AAA                    6.50                 02/2023
          M-1                 31,250,000.00           AA/Aa2/AA                    10.40                 12/2020
          M-2                 25,750,000.00            A/A2/A+                     10.40                 12/2020

   ========================================================================================================================
     Total Balance           485,000,000.00
   ========================================================================================================================

(1)  All offered Certificates are priced to a 10% Optional Purchase.

(2) In the event that the cleanup call is not exercised, the pass-through rate on Class A will increase by 0.50%.

(3) Class A-IO accrues interest on its scheduled notional balance, as described herein.

(4)  Initial notional balance.

FOR INFORMATION CONCERNING CERTAIN RISK FACTORS THAT SHOULD BE CONSIDERED BY PROSPECTIVE INVESTORS, SEE "RISK FACTORS" IN THE PROSPECTUS SUPPLEMENT. CAPITALIZED TERMS USED HEREIN AND NOT OTHERWISE DEFINED HAVE THE MEANINGS SET FORTH IN THE PROSPECTUS AND PROSPECTUS SUPPLEMENT.

Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.

                           Conseco Finance Certificates for Manufactured Housing
Lehman Brothers            Contracts, Series 2001-2
--------------------------------------------------------------------------------

CUT-OFF DATE:            June 1, 2001 for the Initial Contracts and Additional
                         Contracts. For each Subsequent Contract, the last day of either the calendar month in which the subsequent closing occurs or the last day of the preceding month, as specified by the Seller.

EXP. PRICING:            Week of June 11, 2001

EXP. SETTLEMENT/
CLOSING DATE:            June 27, 2001

LEGAL FINAL:             February 1, 2033

REMITTANCE DATE:         The 1/st/ day of each month (or if such 1st day is not
                         a business day, the next succeeding business day), commencing in August 2001.

OTHER CERTIFICATES:      In addition to the Offered Certificates, the Class B-2,
                         Class B-3I and Class C Certificates will also be issued. The Class B-3I Certificates are interest-only
                         Certificates and the Class C Certificates (Class C
                         Master and Class C Subsidiary Certificates) are residual Certificates. The Class B-2 Certificates which have an initial balance of $15,000,000 are not being publicly offered under the Prospectus Supplement. The
                         Class B-3I and Class C Certificates will be retained by an affiliate of Conseco Finance Corp. The Class B-2,
                         Class B-31, and Class C Certificates will be fully subordinated to the Offered Certificates.

ERISA: Subject to the conditions set forth in the Prospectus Supplement, the Class A, M-1, M-2, and B-1 Certificates are ERISA eligible.


SMMEA: The Class A and the Class M-1 Certificates will not constitute "mortgage related securities" under the Secondary Mortgage Market Enhancement Act of 1984 ("SMMEA") until such time as the amount in the Pre-Funding Account is reduced to zero. At such time, the Class A and Class M-1 Certificates will be "legal investments" for certain types of institutional investors to the extent provided in SMMEA. The Class M-2, Class B-1 and Class B-2 Certificates are not SMMEA eligible.

TAX STATUS:              Three REMIC elections will be made with respect to the
                         Trust for federal income tax purposes.

OPTIONAL PURCHASE:       10% cleanup call subject to certain requirements if
                         call is not exercised.

STEP-UP COUPON:          In the event that the cleanup call is not exercised,
                         the pass-through rate on Class A will increase by 0.50%.

THE CONTRACT POOL:       On the Closing Date, the Trust expects to purchase (i)
                         manufactured housing contracts having an aggregate principal balance of approximately $337,700,575.25 as of the Cut-off Date (the "Initial Contracts"), and (ii) additional manufactured housing contracts (the
                         "Additional Contracts").

PRE-FUNDING ACCOUNT:     On the Closing Date, a portion of the proceeds from the
                         sale of the Certificates (the "Pre-Funded Amount") will be deposited with the Trustee in a segregated account
                         (the "Pre-Funding Account") and used by the Trust to purchase additional contracts (the "Subsequent
                         Contracts") during a period (not longer than 90 days) following the Closing Date (the "Pre-Funding Period") for inclusion in the Contract Pool. The Subsequent
                         Contracts will not exceed 25% of the total Contract
                         Pool. The Pre-Funded Amount will be reduced during the Pre-Funding Period by the amounts thereof used to fund such purchases. Any amounts remaining in the Pre-
                         Funding Account following the Pre-Funding Period will be paid to the Class A Certificateholders, as further specified in the Prospectus Supplement, on the next
                         Remittance Date.

Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.

                           Conseco Finance Certificates for Manufactured Housing
Lehman Brothers            Contracts, Series 2001-2
--------------------------------------------------------------------------------

INITIAL CREDIT
ENHANCEMENT:        Class A     19.50% subordination (Class M-1, Class M-2,
                                Class B-1, Class B-2 and overcollateralization) and Excess Spread

                    Class M-1   13.25% subordination (Class M-2, Class B-1,
                                Class B-2 and overcollateralization) and Excess
                                Spread

                    Class M-2   8.10% subordination (Class B-1, Class B-2 and
                                overcollateralization) and Excess Spread

                    Class B-1   3.00% subordination (Class B-2 and
                                overcollateralization) and Excess Spread

                    There will be no initial overcollateralization. Beginning on the Remittance Date in October 2001, the overcollateralization will build to 2.00% (as described in the next succeeding paragraph) of the sum of (i) aggregate Cut-Off Date principal balance of the Contracts included in the Trust as of the Closing Date and (ii) the amount on deposit in the Pre-Funding Account on the Closing Date.

                    Beginning on the Remittance Date in October 2001, the Certificateholders will be entitled to receive additional distributions in respect of principal on each Remittance Date to the extent there is any Amount Available remaining after payment of all interest and principal on the Certificates and the Monthly Servicing Fee to the Servicer and the Surety Fee to the Class A Surety Provider for such Remittance Date, until such distributions, in the aggregate, equal 2.00% of (i) the aggregate Cut-Off Date principal balance of Contracts included in the Trust as of the Closing Date and (ii) the amount on deposit in the Pre-Funding Account on the Closing Date. Such additional distributions in respect of principal will be paid in accordance with the distribution priorities described herein and in the Prospectus and Prospectus Supplement.

Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.

                           Conseco Finance Certificates for Manufactured Housing
Lehman Brothers            Contracts, Series 2001-2
--------------------------------------------------------------------------------

CLASS A-IO:           The Class A-IO Certificates will be interest-only
                      certificates, and will accrue interest at a coupon of 2.50% per annum on a notional balance of $100,000,000 initially. Thereafter, for each Remittance Date the Class
                      A-IO Certificates will accrue interest based on a notional balance equal to the lesser of (i) the notional balance for that Remittance Date set forth below in the Class A-IO
                      Notional Balance Schedule and (ii) the sum of the aggregate principal balance of the Contracts and the amount on deposit in the Pre-Funding Account.

CLASS A-IO NOTIONAL
BALANCE SCHEDULE:


                          Payment                               Payment                             Payment
                             Date       Notional Balance           Date      Notional Balance          Date      Notional Balance
                           Aug-01           100,000,000          Jul-03          85,100,000          Jun-05         66,500,000
                           Sep-01           100,000,000          Aug-03          82,600,000          Jul-05         66,500,000
                           Oct-01           100,000,000          Sep-03          82,600,000          Aug-05         64,400,000
                           Nov-01            98,700,000          Oct-03          82,600,000          Sep-05         64,400,000
                           Dec-01            98,700,000          Nov-03          80,100,000          Oct-05         64,400,000
                           Jan-02            98,700,000          Dec-03          80,100,000          Nov-05         62,400,000
                           Feb-02            96,600,000          Jan-04          80,100,000          Dec-05         62,400,000
                           Mar-02            96,600,000          Feb-04          77,700,000          Jan-06         62,400,000
                           Apr-02            96,600,000          Mar-04          77,700,000          Feb-06         60,500,000
                           May-02            94,500,000          Apr-04          77,700,000          Mar-06         60,500,000
                           Jun-02            94,500,000          May-04          75,300,000          Apr-06         60,500,000
                           Jul-02            94,500,000          Jun-04          75,300,000          May-06         58,600,000
                           Aug-02            92,300,000          Jul-04          75,300,000          Jun-06         58,600,000
                           Sep-02            92,300,000          Aug-04          73,000,000          Jul-06         58,600,000
                           Oct-02            92,300,000          Sep-04          73,000,000          Aug-06         56,800,000
                           Nov-02            89,900,000          Oct-04          73,000,000          Sep-06         56,800,000
                           Dec-02            89,900,000          Nov-04          70,800,000          Oct-06         56,800,000
                           Jan-03            89,900,000          Dec-04          70,800,000          Nov-06         55,000,000
                           Feb-03            87,600,000          Jan-05          70,800,000          Dec-06         55,000,000
                           Mar-03            87,600,000          Feb-05          68,600,000          Jan-07         55,000,000
                           Apr-03            87,600,000          Mar-05          68,600,000          Feb-07         53,200,000
                           May-03            85,100,000          Apr-05          68,600,000          Mar-07         53,200,000
                           Jun-03            85,100,000          May-05          66,500,000          Apr-07         53,200,000

DISTRIBUTIONS:        Certificateholders will be entitled to receive on each
                      Remittance Date commencing in August 2001, to the extent that the Amount Available in the Certificate Account is sufficient therefor, distributions allocable to interest and principal, as described in the Prospectus Supplement.
                      The Amount Available on each Remittance Date generally includes the sum of (i) payments on the Contracts due and received during the related Due Period, (ii) prepayments and other unscheduled collections received during the related Due Period, and (iii) all collections of principal on the Contracts received during the Due Period in which such Remittance Date occurs up to and including the third business day prior to such Remittance Date (but in no event later than the 25/th/ day of the month prior to such Remittance Date), minus (iv) with respect to all Remittance Dates other than the Remittance Date in August
                      2001, all collections in respect of principal on the Contracts received during the related Due Period up to and including the third business day prior to the preceding
                      Remittance Date (but in no event later than the 25th day of the prior month).

                      The Amount Available in the Certificate Account with respect to any Remittance Date will be applied first to the distribution of interest on the Class A, Class M-1, Class M-2 and Class B-1 Certificates, and then to the distribution of principal on the Class A, Class M-1, Class M-2 and Class B-1 Certificates, in the manner and order of priority described below, and then to the distribution of interest and principal on the Class B-2 Certificates.

Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.

                           Conseco Finance Certificates for Manufactured Housing
Lehman Brothers            Contracts, Series 2001-2
--------------------------------------------------------------------------------

                         The "Due Period" with respect to all Remittance Dates other than the Remittance Date in August 2001, is the period from and including the 16/th/ day of the second month preceding such Remittance Date, to and including the 15/th/ day of the month immediately preceding such Remittance Date.

                         With respect to the Remittance Date in August 2001, the Due Period is the period from and including June 1, 2001 to and including July 15, 2001.

INTEREST ON THE
CLASS A, CLASS M-1,
CLASS M-2 AND CLASS B-1
CERTIFICATES:            Interest will be distributed first to the Class A
                         Certificates and Class A-IO Certificates (interest on the Class A-IO Certificates will be based on the Class
                         A-IO Notional Balance Schedule described herein), then to the Class M-1 Certificates, then to the Class M-2
                         Certificates, and then to the Class B-1 Certificates.
                         Interest on the outstanding Class A Principal Balance,
                         Class M-1 Adjusted Principal Balance, Class M-2
                         Adjusted Principal Balance, and Class B-1 Adjusted
                         Principal Balance, as applicable, will accrue from the Closing Date or from the most recent Remittance Date on which interest has been paid, to but excluding the following Remittance Date.

                         All Certificates will bear interest at a fixed Pass-Through Rate calculated on a 30/360 basis.

                         The "Class M-1 Adjusted Principal Balance" as of any Remittance Date is the Class M-1 Principal Balance less any Class M-1 Liquidation Loss Amount. The Class M-1 Principal Balance is the Original Class M-1 Principal Balance less all amounts previously distributed on account of principal of the Class M-1 Certificates.

                         The "Class M-2 Adjusted Principal Balance" as of any Remittance Date is the Class M-2 Principal Balance less any Class M-2 Liquidation Loss Amount. The Class M-2 Principal Balance is the Original Class M-2 Principal Balance less all amounts previously distributed on account of principal of the Class M-2 Certificates.

                         The "Class B-1 Adjusted Principal Balance" as of any Remittance Date is the Class B-1 Principal Balance less any Class B-1 Liquidation Loss Amount. The Class B-1 Principal Balance is the Original Class B-1 Principal Balance less all amounts previously distributed on account of principal of the Class B-1 Certificates.

                         In the event that, on a particular Remittance Date, the Amount Available in the Certificate Account, after payment of interest on each Class of Certificates that is senior to such Class of Certificates, is not sufficient to make a full distribution of interest to the holders of such Class of Certificates, the amount of interest to be distributed in respect of such Class will be allocated among the outstanding Certificates of such Class pro rata in accordance with their respective entitlements to interest, and the amount of the shortfall will be carried forward and added to the amount such holders will be entitled to receive on the next Remittance Date. Any such amount so carried forward will bear interest at the applicable Remittance Rate, to the extent legally permissible.

Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.

                           Conseco Finance Certificates for Manufactured Housing
Lehman Brothers            Contracts, Series 2001-2
--------------------------------------------------------------------------------

PRINCIPAL ON THE
CLASS A, CLASS M-1,
CLASS M-2 AND CLASS B-1
CERTIFICATES:              After the payment of all interest distributable to
                           the Class A, Class M-1, Class M-2, and Class B-1
                           Certificateholders, principal will be distributable in the following manner:

                           On each Remittance Date, the Class A Percentage of the Formula Principal Distribution Amount (as defined in the Prospectus Supplement) will be distributed to the Class A Certificateholders.

                           The Class A Percentage for any Remittance Date will equal a fraction, expressed as a percentage, the numerator of which is the Class A Principal Balance as of such Remittance Date, and the denominator of which is the sum of: (i) the Class A Principal Balance, (ii) if the Class M-1 Distribution Test is satisfied on such Remittance Date, the Class M-1 Principal Balance, otherwise zero, (iii) if the Class M-2 Distribution Test is satisfied on such Remittance Date, the Class M-2 Principal Balance, otherwise zero, and (iv) if the Class B Distribution Test is satisfied on such Remittance Date, the sum of the Class B Principal Balance and the Overcollateralization Amount, otherwise zero, all as of such Remittance Date.

                           The Class M-1 Percentage of the Formula Principal Distribution Amount (as defined in the Prospectus Supplement) will be distributed to the Class M-1 Certificateholders on each Remittance Date on which
                           (i) the Class A Principal Balance has been reduced to zero or (ii) the Class M-1 Distribution Test is satisfied.

                           The Class M-1 Percentage for any Remittance Date will equal (a) zero, if the Class A Principal Balance has not yet been reduced to zero and the Class M-1 Distribution Test is not satisfied or (b) a fraction, expressed as a percentage, the numerator of which is the Class M-1 Principal Balance as of such Remittance Date, and the denominator of which is the sum of: (i) the Class A Principal Balance, if any, (ii) the Class M-1 Principal Balance, (iii) if the Class M-2 Distribution Test is satisfied on such Remittance Date, the Class M-2 Principal Balance, otherwise zero and (iv) if the Class B Distribution Test is satisfied on such Remittance Date, the sum of the Class B Principal Balance and the Overcollateralization Amount, otherwise zero, all as of such Remittance Date.

                           The Class M-1 Distribution Test will be satisfied if each of the following tests is satisfied: (i) the Remittance Date occurs in or after August 2005; (ii) the Average Sixty-Day Delinquency Ratio Test (as defined in the Pooling and Servicing Agreement (the "Agreement")) as of such Remittance Date must not exceed 6.25%; (iii) Cumulative Realized Losses (as defined in the Agreement) as of such Remittance Date must not exceed a certain specified percentage of the Cut-off Date Pool Principal Balance, depending on the year in which such Remittance Date occurs; (iv) the Current Realized Loss Ratio (as defined in the Agreement) as of such Remittance Date must not exceed 3.50%; and (v) the sum of the Class M-1 Principal Balance, the Class M-2 Principal Balance, the Class B Principal Balance, and the Overcollateralization Amount divided by the Pool Scheduled Principal Balance as of the immediately preceding Remittance Date must be equal to or greater than 32.250%.

                           The Class M-2 Percentage of the Formula Principal Distribution Amount (as defined in the Prospectus Supplement) will be distributed to the Class M-2 Certificateholders on each Remittance Date on which
                           (i) the Class A Principal Balance and Class M-1 Principal Balance have been reduced to zero or (ii) the Class M-2 Distribution Test is satisfied.

Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.

                           Conseco Finance Certificates for Manufactured Housing
Lehman Brothers            Contracts, Series 2001-2
--------------------------------------------------------------------------------

                  The Class M-2 Percentage for any Remittance Date will equal
                  (a) zero, if the Class A Principal Balance and Class M-1 Principal Balance have not yet been reduced to zero and the Class M-2 Distribution Test is not satisfied or (b) a fraction, expressed as a percentage, the numerator of which is the Class M-2 Principal Balance as of such Remittance Date, and the denominator of which is the sum of: (i) the Class A Principal Balance, if any, (ii) the Class M-1 Principal Balance, if any, (iii) the Class M-2 Principal Balance, and
                  (iv) if the Class B Distribution Test is satisfied on such Remittance Date, the sum of the Class B Principal Balance and the Overcollateralization Amount, otherwise zero, all as of such Remittance Date.


                  The Class M-2 Distribution Test will be satisfied if each of the following tests is satisfied: (i) the Remittance Date occurs in or after August 2005; (ii) the Average Sixty-Day Delinquency Ratio Test (as defined in the Agreement) as of such Remittance Date must not exceed 6.25%; (iii) Cumulative Realized Losses (as defined in the Agreement) as of such Remittance Date must not exceed a certain specified percentage of the Cut-off Date Pool Principal Balance, depending on the year in which such Remittance Date occurs; (iv) the Current Realized Loss Ratio (as defined in the Agreement) as of such Remittance Date must not exceed 3.50%; and (v) the sum of the Class M-2 Principal Balance, the Class B Principal Balance, and the Overcollateralization Amount divided by the Pool Scheduled Principal Balance as of the immediately preceding Remittance Date must be equal to or greater than 22.875%.

                  The Class B Percentage of the Formula Principal Distribution Amount (as defined in the Prospectus Supplement) will be distributed to the Class B-1 Certificateholders on each Remittance Date on which (i) the Class A Principal Balance, the Class M-1 Principal Balance and the Class M-2 Principal Balance have been reduced to zero or (ii) the Class B Distribution Test is satisfied.

                  The Class B Percentage for any Remittance Date will equal (a) zero, if the Class A Principal Balance, the Class M-1 Principal Balance and the Class M-2 Principal Balance have not yet been reduced to zero and the Class B Distribution Test is not satisfied or (b) a fraction, expressed as a percentage, the numerator of which is the sum of the Class B Principal Balance and the Overcollateralization Amount as of such Remittance Date, and the denominator of which is the sum of:
                  (i) the Class A Principal Balance, if any, (ii) the Class M-1 Principal Balance, if any, (iii) the Class M-2 Principal Balance, if any, and (iv) the sum of the Class B Principal Balance and the Overcollateralization Amount, all as of such Remittance Date.

                  The Class B Distribution Test will be satisfied if each of the following tests is satisfied: (i) the Remittance Date occurs in or after August 2005; (ii) the Average Sixty-Day Delinquency Ratio Test (as defined in the Agreement) as of such Remittance Date must not exceed 6.25%; (iii) the Cumulative Realized Losses (as defined in the Agreement) as of such Remittance Date must not exceed a certain specified percentage of the Cut-off Date Pool Principal Balance, depending on the year in which such Remittance Date occurs;
                  (iv) the Current Realized Loss Ratio (as defined in the Agreement) as of such Remittance Date must not exceed 3.50%;
                  (v) the Class B Principal Balance plus the
                  Overcollateralization amount divided by the Pool Scheduled Principal Balance as of the immediately preceding Remittance Date must be equal to or greater than 15.150%; and (vi) the sum of the Overcollateralization and the Class B Principal Balance must not be less than $10,000,000.

Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.

                           Conseco Finance Certificates for Manufactured Housing
Lehman Brothers            Contracts, Series 2001-2
--------------------------------------------------------------------------------

OPTIONAL PURCHASE:   Commencing on the first Remittance Date when the aggregate scheduled principal balance of the contracts is less than or equal to 10% of the aggregate Cut-off Date principal balance of the contracts, the holder of the Class C
                     Subsidiary Certificate (see "Other Certificates" herein) will have the right to purchase all of the outstanding contracts, at a price sufficient to pay the aggregate unpaid principal balance of the certificates and all accrued and unpaid interest thereon.

                     If the holder of the Class C Subsidiary Certificate does not exercise this purchase option, then on each Remittance Date thereafter all of the Amount Available remaining after payments of interest and principal due on all Certificates and payment both of the monthly Servicing Fee and Surety Fee will be used (1) to make additional payments of principal to the Class M-1, Class M-2, Class B-1 and Class B-2 Certificates pro rata based on the then outstanding principal balance of such Certificates, and (2) to make additional payments on the remaining Class A Certificates based on the then outstanding principal balance of such Certificates.

CLASS B-2 INTEREST:  Interest on the outstanding Class B-2 Principal Balance will accrue from the Closing Date, or from the most recent Remittance Date on which interest has been paid to but excluding the following Remittance Date.

                     To the extent of the remaining Amount Available, if any, for a Remittance Date after payment of all interest and principal then payable on the Class A, Class M-1, Class M-2 and Class B-1 Certificates, interest will be paid to the Class B-2 Certificateholders on such Remittance Date at the Class B-2 Remittance Rate on the then outstanding Class B-2 Principal Balance. The Class B-2 Principal Balance is the Original Class B-2 Principal Balance less all amounts previously distributed to the Class B-2 Certificateholders on account of principal.

                     In the event that, on a particular Remittance Date, the remaining Amount Available in the Certificate Account is not sufficient to make a full distribution of interest to the Class B-2 Certificateholders, the amount of the deficiency will be carried forward as an amount that the Class B-2 Certificateholders are entitled to receive on the next Remittance Date. Any amount so carried forward will, to the extent legally permissible, bear interest at the Class B-2 Remittance Rate.

CLASS B-2 PRINCIPAL: The Class B-2 Certificateholders will be entitled to receive principal on each Remittance Date on which (i) the Class B-1 Principal Balance has been reduced to zero and
                     (ii) the Class B Distribution Test is satisfied; provided, however, that if the Class A Principal Balance, the Class M-1 Principal Balance, the Class M-2 Principal Balance and the Class B-1 Principal Balance have been reduced to zero, the Class B-2 Certificateholders will nevertheless be entitled to receive principal. See "Description of the Certificates--Class B-2 Principal" in the Prospectus Supplement.

                     On each Remittance Date on which the Class B-2 Certificateholders are entitled to receive principal, the Class B Percentage of the Formula Principal Distribution Amount will be distributed, to the extent of the remaining Amount Available after payment of interest on the Class B-2 Certificates, to the Class B-2 Certificateholders until the Class B-2 Principal Balance has been reduced to zero. On and after the Class B-2 Final Payment Date (the date on which the Class B-2 balance has been reduced to zero), any portion of the Class B Percentage of the Formula Principal Distribution Amount not allocated to Class B-2 will be paid to the remaining Classes, pro rata, based upon their beginning of period principal balances.

Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.

                           Conseco Finance Certificates for Manufactured Housing
Lehman Brothers            Contracts, Series 2001-2
--------------------------------------------------------------------------------

LOSSES ON LIQUIDATED
CONTRACTS:              If Net Liquidation Proceeds from Liquidated Contracts in
                        the respective collection period are less than the Scheduled Principal Balance of such Liquidated
                        Contracts, the shortfall amount will be absorbed by the Class B-3I Certificateholders, then the Monthly
                        Servicing Fee (as long as Conseco Finance Corp. is the
                        Servicer), then the Overcollateralization Amount, then the Class B-2 Certificateholders, then the Class B-1
                        Certificateholders, then the Class M-2
                        Certificateholders and then the Class M-1
                        Certificateholders, since a portion of the Amount
                        Available equal to such shortfall and otherwise distributable to them will be paid to the Class A
                        Certificateholders.

Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.

                        Conseco Finance Certificates for Manufactured Housing
Lehman Brothers         Contracts, Series 2001-2
--------------------------------------------------------------------------------

                 MANUFACTURED HOUSING CONTRACT CHARACTERISTICS


     The information presented below relates to the Initial Contracts, which will represent approximately 68% of the Contract Pool. Although the characteristics of the Additional Contracts or the Subsequent Contracts will differ from the characteristics of the Initial Contracts shown below, Conseco Finance Corp. does not expect that the characteristics of the Additional or Subsequent Contracts sold to the Trust will vary materially from the information concerning the Initial Contracts herein.



                THE INITIAL CONTRACT POOL AS OF THE CUT-OFF DATE
               --------------------------------------------------
               Number of Contracts:                        8,355
               Balance of Contracts:            $ 337,700,575.25
               Wgt. Avg. Contract Rate:                   12.779%
               Range of Rates:                   6.750% - 23.250%
               Wgt. Avg. Orig. Maturity:                     325
               Wgt. Avg. Rem. Maturity:                      323
               Avg. Current Balance:            $      40,418.98
               Wgt. Avg. LTV:                              88.11%
               New/Used:                            69.0% / 31.0%
               Park/Private:                        34.8% / 65.2%
               Single-Wide/Multi-Wide:              29.3% / 70.7%
               Conventional:                                78.8%
               Land-Home:                                   21.2%
               FHA/VA:                              0.01% / 0.00%
               --------------------------------------------------

                             YEARS OF ORIGINATION OF INITIAL CONTRACTS
-----------------------------------------------------------------------------------------------------
                           Number of        Aggregate Principal      % of Contracts by Outstanding
                        Contracts as of   Balance Outstanding as    Principal Balance as of the Cut-
   Origination Year    the Cut-Off Date     of the Cut-Off Date              Off Date /(1)/
-----------------------------------------------------------------------------------------------------
        1984                     4           $     47,577.25                     0.01%
        1985                     4                 49,692.73                     0.01
        1987                     1                  2,074.90                     *
        1989                    67                790,819.42                     0.23
        1990                    73                794,670.56                     0.24
        1991                    69                880,067.95                     0.26
        1992                     2                  6,948.77                     *
        1996                     1                 55,028.98                     0.02
        1998                     4                302,606.89                     0.09
        1999                    11                712,038.33                     0.21
        2000                   270             24,333,491.99                     7.21
        2001                 7,849            309,725,557.48                    91.72
=====================================================================================================
       Total:                8,355           $337,700,575.25                   100.00%
=====================================================================================================

*   Indicates an amount greater than 0.00% but less than 0.005%.

(1) Percentages may not add to 100% due to rounding.




Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.

                        Conseco Finance Certificates for Manufactured Housing
Lehman Brothers         Contracts, Series 2001-2
--------------------------------------------------------------------------------

                           GEOGRAPHIC DISTRIBUTION OF INITIAL CONTRACT OBLIGORS
-----------------------------------------------------------------------------------------------------------
                 Number of Contracts as of    Aggregate Principal Balance           % of Contracts by
                     the Cut-Off Date        Outstanding as of the Cut-Off    Outstanding Principal Balance
States                                                  Date                   as of the Cut-Off Date /(1)/
-----------------------------------------------------------------------------------------------------------
Texas                      1,070                   $ 45,850,640.71                        13.58%
Michigan                     499                     23,773,837.05                         7.04
Alabama                      621                     21,526,247.19                         6.37
Florida                      415                     19,498,147.31                         5.77
Georgia                      451                     19,155,856.08                         5.67
California                   344                     18,146,003.13                         5.37
North Carolina               432                     16,041,221.60                         4.75
Arizona                      335                     15,102,917.59                         4.47
South Carolina               348                     13,134,705.46                         3.89
Ohio                         224                      9,767,049.39                         2.89
New Mexico                   236                      9,028,031.46                         2.67
Oklahoma                     237                      8,799,031.75                         2.61
Kentucky                     231                      8,776,011.42                         2.60
Washington                   119                      8,665,753.40                         2.57
Tennessee                    249                      8,049,033.49                         2.38
Indiana                      157                      7,446,658.21                         2.21
Mississippi                  230                      7,269,066.11                         2.15
Colorado                     177                      7,240,598.29                         2.14
Missouri                     183                      6,301,153.64                         1.87
Arkansas                     179                      6,169,692.53                         1.83
Pennsylvania                 171                      5,899,518.13                         1.75
Oregon                        96                      5,294,841.79                         1.57
Virginia                     165                      5,219,910.61                         1.55
Louisiana                    147                      4,375,169.14                         1.30
West Virginia                124                      4,045,520.20                         1.20
Kansas                       100                      3,530,472.75                         1.05
Illinois                      92                      3,169,535.06                         0.94
Minnesota                    110                      3,140,886.88                         0.93
New York                      78                      3,061,314.63                         0.91
Nevada                        68                      2,859,540.72                         0.85
New Hampshire                 36                      1,996,738.76                         0.59
Iowa                          58                      1,674,968.71                         0.50
Delaware                      40                      1,593,163.26                         0.47
Wyoming                       37                      1,489,882.94                         0.44
Wisconsin                     54                      1,412,568.57                         0.42
South Dakota                  47                      1,377,995.05                         0.41
Montana                       37                      1,273,804.59                         0.38
Maine                         27                      1,225,850.79                         0.36
Maryland                      25                        957,323.78                         0.28
Utah                          20                        871,930.44                         0.26
Idaho                         21                        808,388.46                         0.24
Nebraska                      21                        742,835.43                         0.22
Vermont                       15                        683,151.44                         0.20
Massachusetts                  5                        406,148.80                         0.12
North Dakota                  15                        383,254.71                         0.11
Connecticut                    5                        149,952.40                         0.04
Rhode Island                   1                        132,782.38                         0.04
New Jersey                     2                         96,683.54                         0.03
Hawaii                         1                         84,785.48                         0.03
===========================================================================================================
     Total:                8,355                   $337,700,575.25                       100.00%
===========================================================================================================

(1) Percentages may not add to 100% due to rounding.



Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.

                        Conseco Finance Certificates for Manufactured Housing
Lehman Brothers         Contracts, Series 2001-2
--------------------------------------------------------------------------------

                       DISTRIBUTION OF ORIGINAL INITIAL CONTRACT AMOUNTS
-------------------------------------------------------------------------------------------------
                             Number of       Aggregate Principal          % of Contracts by
    Original Contract     Contracts as of  Balance Outstanding as   Outstanding Principal Balance
   Amount (in Dollars)   the Cut-Off Date   of the Cut-Off Date     as of the Cut-Off Date /(1)/
-------------------------------------------------------------------------------------------------
        0.01 -  10,000.00         114         $    909,944.98                    0.27%
   10,000.01 -  20,000.00       1,039           15,148,104.09                    4.49
   20,000.01 -  30,000.00       1,988           49,773,466.98                   14.74
   30,000.01 -  40,000.00       1,809           62,114,343.77                   18.39
   40,000.01 -  50,000.00       1,239           55,291,056.06                   16.37
   50,000.01 -  60,000.00         897           48,959,186.74                   14.50
   60,000.01 -  70,000.00         511           32,854,375.04                    9.73
   70,000.01 -  80,000.00         259           19,279,243.66                    5.71
   80,000.01 -  90,000.00         157           13,229,239.81                    3.92
   90,000.01 - 100,000.00          99            9,341,325.61                    2.77
  100,000.01 - 110,000.00          70            7,312,501.04                    2.17
  110,000.01 - 120,000.00          52            5,980,215.52                    1.77
  120,000.01 - 130,000.00          43            5,355,888.26                    1.59
  130,000.01 - 140,000.00          27            3,640,655.45                    1.08
  140,000.01 - 150,000.00          17            2,478,675.93                    0.73
  150,000.01 - 160,000.00          10            1,546,135.43                    0.46
  160,000.01 - 170,000.00           8            1,316,563.29                    0.39
  170,000.01 - 180,000.00           4              699,264.84                    0.21
  180,000.01 - 190,000.00           3              558,078.16                    0.17
  190,000.01 - 200,000.00           2              386,210.67                    0.11
  200,000.01 - 210,000.00           1              200,552.00                    0.06
  210,000.01 - 220,000.00           5            1,075,111.89                    0.32
  250,000.01 - 260,000.00           1              250,436.03                    0.07
=================================================================================================
          Total:                8,355         $337,700,575.25                  100.00%
=================================================================================================

(1) Percentages may not add to 100% due to rounding.



Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.

                           Conseco Finance Certificates for Manufactured Housing
Lehman Brothers            Contracts, Series 2001-2
--------------------------------------------------------------------------------

                                  DISTRIBUTION OF CONTRACT RATES OF INITIAL CONTRACTS

     -------------------------------------------------------------------------------------------------------------
                                 Number of            Aggregate Principal        % of Contracts by Outstanding
                               Contracts as of        Balance Outstanding as    Principal Balance as of the Cut-
           Contract Rate      the Cut-Off Date          of the Cut-Off Date            Off Date /(1)/
     -------------------------------------------------------------------------------------------------------------
            6.000 -  6.999             1               $     97,620.20                       0.03%
            7.000 -  7.999            36                  2,895,817.03                       0.86
            8.000 -  8.999           131                 10,541,308.69                       3.12
            9.000 -  9.999           806                 45,882,816.20                      13.59
           10.000 - 10.999           568                 33,696,412.74                       9.98
           11.000 - 11.999           920                 47,425,534.14                      14.04
           12.000 - 12.999         1,061                 48,446,301.45                      14.35
           13.000 - 13.999         1,251                 43,562,353.61                      12.90
           14.000 - 14.999           864                 27,800,827.72                       8.23
           15.000 - 15.999           624                 19,671,456.26                       5.83
           16.000 - 16.999           669                 20,941,535.59                       6.20
           17.000 - 17.999           873                 24,226,183.55                       7.17
           18.000 - 18.999           496                 11,683,310.68                       3.46
           19.000 - 19.999            49                    760,857.26                       0.23
           20.000 - 20.999             4                     56,463.62                       0.02
           21.000 - 21.999             1                      5,284.20                          *
           23.000 - 23.999             1                      6,492.31                          *
     =============================================================================================================
                Total:             8,355               $337,700,575.25                     100.00%
     =============================================================================================================

     *    Indicates an amount greater than 0.00% but less than 0.005%.
     (1)  Percentages may not add to 100% due to rounding.




Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.

                           Conseco Finance Certificates for Manufactured Housing
Lehman Brothers            Contracts, Series 2001-2
--------------------------------------------------------------------------------

                    DISTRIBUTION OF ORIGINAL LOAN-TO-VALUE RATIOS OF INITIAL CONTRACTS

  ---------------------------------------------------------------------------------------------------------
                             Number of           Aggregate Principal       % of Contracts by Outstanding
       Loan to Value      Contracts as of       Balance Outstanding as            Principal Balance
          Ratio          the Cut-Off Date        of the Cut-Off Date        as of the Cut-Off Date /(1)/
  ---------------------------------------------------------------------------------------------------------
      0.01 -   5.00               1              $     65,810.51                       0.02%
      5.01 -  10.00               1                     4,965.59                          *
     15.01 -  20.00               3                    89,042.13                       0.03
     20.01 -  25.00               3                    64,619.32                       0.02
     25.01 -  30.00              12                   227,730.49                       0.07
     30.01 -  35.00              16                   404,943.75                       0.12
     35.01 -  40.00              29                   512,915.23                       0.15
     40.01 -  45.00              26                   728,408.62                       0.22
     45.01 -  50.00              49                 1,451,150.71                       0.43
     50.01 -  55.00              72                 2,697,837.63                       0.80
     55.01 -  60.00              89                 3,142,327.52                       0.93
     60.01 -  65.00             126                 5,122,514.88                       1.52
     65.01 -  70.00             152                 6,811,631.89                       2.02
     70.01 -  75.00             222                 8,679,734.79                       2.57
     75.01 -  80.00             705                26,790,426.78                       7.93
     80.01 -  85.00             466                20,290,956.86                       6.01
     85.01 -  90.00           2,907               115,103,143.96                      34.08
     90.01 -  95.00           3,056               127,151,995.80                      37.65
     95.01 - 100.00             420                18,360,418.79                       5.44
  =============================================================================================================
         Total:               8,355              $337,700,575.25                     100.00%
  =============================================================================================================

  *   Indicates an amount greater than 0.00% but less than 0.005%.
  (1) Percentages may not add to 100% due to rounding.


                            REMAINING MONTHS TO MATURITY OF INITIAL CONTRACTS

  ---------------------------------------------------------------------------------------------------------
                             Number of           Aggregate Principal       % of Contracts by Outstanding
                          Contracts as of       Balance Outstanding as            Principal Balance
     Months Remaining    the Cut-Off Date        of the Cut-Off Date        as of the Cut-Off Date /(1)/
  ---------------------------------------------------------------------------------------------------------
       1 -  30                   26              $     95,427.65                       0.03%
      31 -  60                  224                 2,349,208.21                       0.70
      61 -  90                   84                 1,282,080.40                       0.38
      91 - 120                  413                 7,185,873.99                       2.13
     121 - 150                   93                 1,984,901.93                       0.59
     151 - 180                  733                16,887,114.17                       5.00
     181 - 210                    1                    46,027.16                       0.01
     211 - 240                1,194                34,406,839.04                      10.19
     271 - 300                  862                27,903,220.90                       8.26
     301 - 330                    2                   141,378.70                       0.04
     331 - 360                4,723               245,418,503.10                      72.67
  =============================================================================================================
        Total:                8,355              $337,700,575.25                     100.00%
  =============================================================================================================

(1)  Percentages may not add to 100% due to rounding



Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.

                           Conseco Finance Certificates for Manufactured Housing
Lehman Brothers            Contracts, Series 2001-2
--------------------------------------------------------------------------------

                                                           PREPAYMENT SENSITIVITIES

                --------------------------------------------------------------------------------------------------------------
                        75% MHP               125% MHP              175% MHP              250% MHP              300% MHP
                      WAL/Maturity          WAL/Maturity          WAL/Maturity          WAL/Maturity          WAL/Maturity
                ---------------------  --------------------  --------------------  --------------------  ---------------------
  To Call
  A                10.70     07/2026      8.09     05/2022      6.32     09/2018      4.49     07/2014      3.69      08/2012
  M-1              16.43     07/2026     12.63     05/2022     10.25     09/2018      8.47     07/2014      7.66      08/2012
  M-2              16.43     07/2026     12.63     05/2022     10.25     09/2018      8.47     07/2014      7.66      08/2012
  B-1              11.31     07/2017      8.05     05/2013      6.46     12/2010      5.78     06/2009      5.50      10/2008
  B-2              19.54     02/2025     15.11     08/2020     12.18     03/2017     10.02     04/2014      9.05      08/2012

  To Maturity
  A                10.84     10/2029      8.28     09/2026      6.50     02/2023      4.64     09/2018      3.83      06/2016
  M-1              16.57     08/2028     12.78     08/2024     10.40     12/2020      8.68     02/2017      7.92      05/2015
  M-2              16.57     08/2028     12.78     08/2024     10.40     12/2020      8.68     02/2017      7.92      05/2015
  B-1              11.31     07/2017      8.05     05/2013      6.46     12/2010      5.78     06/2009      5.50      10/2008
  B-2              19.54     02/2025     15.11     08/2020     12.18     03/2017     10.02     04/2014      9.06      12/2012

The following are the assumed characteristics of the Additional and Subsequent Contracts as of the Cut-off Date.


                                                       ADDITIONAL CONTRACTS

                ------------------------------------------------------------------------------------------------------

                                Aggregate Principal         Wtd. Avg.            Wtd. Avg.            Wtd. Avg.
                  Pool ID       Balance Outstanding       Original Term       Remaining Term        Contract Rate
                ------------------------------------------------------------------------------------------------------
                     1           $  1,348,415.69               84                   84                 12.541%
                     2                993,843.74              120                  120                 14.912
                     3              3,514,939.62              180                  180                 13.659
                     4              8,518,013.49              240                  240                 12.660
                     5              1,730,874.55              300                  300                 13.934
                     6             21,193,337.66              360                  360                 11.802
                ======================================================================================================
                   Total:        $ 37,299,424.75              296                  296                 12.382%
                ======================================================================================================
                                                       SUBSEQUENT CONTRACTS

                ------------------------------------------------------------------------------------------------------

                                Aggregate Principal         Wtd. Avg.            Wtd. Avg.            Wtd. Avg.
                  Pool ID       Balance Outstanding       Original Term       Remaining Term        Contract Rate
                ------------------------------------------------------------------------------------------------------
                     1           $  4,518,889.03               84                   84                 12.541%
                     2              3,330,626.89              120                  120                 14.912
                     3             11,779,469.94              180                  180                 13.659
                     4             28,546,061.85              240                  240                 12.660
                     5              5,800,607.39              300                  300                 13.934
                     6             71,024,344.90              360                  360                 11.802
                ======================================================================================================
                   Total:        $125,000,000.00              296                  296                 12.382%
                ======================================================================================================




Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.